UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5877

Dreyfus Strategic Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/07

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Strategic Municipal Bond Fund, Inc.

ANNUAL REPORT November 30, 2007

Dreyfus Strategic Municipal Bond Fund, Inc.

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
25	Financial Highlights
26	Notes to Financial Statements
33	Report of Independent Registered
Public Accounting Firm
34	Additional Information
37	Important Tax Information
37	Proxy Results
38	Information About the Review and Approval
of the Fund’s Investment Advisory Agreement
43	Board Members Information
46	Officers of the Fund
49	Officers and Directors

FOR MORE INFORMATION

Back Cover

Dreyfus
Strategic Municipal Bond Fund, Inc.

The Fund

A LETTER FROM THE CEO
Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the 12-month period from December 1, 2006, through November 30, 2007.

Volatility has returned to the municipal bond market.The past few months have been filled with greater swings in security valuations than we’ve seen in several years, as the economic cycle matured and a credit crisis spread from the sub-prime mortgage sector of the taxable bond market to other areas of the financial markets, including municipal bonds. A high degree of leverage within parts of the financial system made these price fluctuations more intense than they otherwise might have been.While we saw few changes in the underlying credit fundamentals of municipal bonds,the tax-exempt market nonetheless suffered bouts of difficult liquidity.

In our view, these developments signaled a shift to a new phase of the credit cycle in which the price of risk has increased. Although the housing downturn and sub-prime turmoil may persist, fiscal conditions so far have remained sound for most municipal bond issuers, and lower short-term interest rates from the Federal Reserve Board may help forestall a technical recession.Turning points such as this one may be a good time to review your portfolio with your financial advisor, who can help you consider whether to reposition your investments in this changing market environment.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation December 17, 2007
2

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2006, through November 30, 2007, as provided by James Welch, Portfolio Manager

Fund and Market Performance Overview

The municipal bond market encountered heightened volatility during the summer and fall of 2007 as turmoil spread from sub-prime mortgages to other areas of the financial markets.The fund’s performance was driven primarily by its income-oriented holdings, which were relatively hard-hit during the downturn but produced competitive levels of tax-exempt income.

For the 12-month period ended November 30, 2007, Dreyfus Strategic Municipal Bond Fund achieved a total return of –1.17% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.50 per share, which reflects a distribution rate of 6.45% .2

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed 10 years. Municipal bonds are classified as general obligation bonds, revenue bonds and notes. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus.

The fund also issues auction rate preferred stock and invests the proceeds in a manner consistent with its investment objective.This has the effect of “leveraging” the portfolio, which can increase the fund’s performance potential as well as, depending on market conditions, enhance net asset value losses during times of higher market risk.

Over time, many of the fund’s older, higher-yielding bonds have matured or were redeemed by their issuers.We have attempted to replace those

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

bonds with investments consistent with the fund’s investment policies.We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.When such opportunities arise,we usually look to sell bonds that are close to their optimal redemption date or maturity. In addition, we conduct credit analysis of the fund’s holdings in an attempt to avoid potential defaults on interest and principal payments.

Sub-Prime Mortgage Woes Weighed on Municipal Bonds

The first half of the reporting period was characterized by a moderate slowdown in U.S. economic growth, generally mild inflationary pressures and stable short-term interest rates. While these factors helped support municipal bond prices, narrow yield differences along the market’s maturity range reduced the effectiveness of our leveraging strategy, leading us to reduce the fund’s monthly dividend payout in May.

Market conditions changed dramatically over the reporting period’s second half, when municipal bonds were shaken by an intensifying credit crisis. Delinquencies and defaults among lower-quality borrowers led to sharp declines in securities backed by sub-prime mortgages, many of which were held by highly leveraged hedge funds. These investors were forced to sell unrelated securities to meet margin calls and redemption requests. Consequently, municipal bonds with no direct exposure to the troubled sub-prime mortgage market were adversely affected as selling pressures generally caused bond prices to fall.

Subsequently, the tax-exempt bond market rebounded, to some extent, as investors recognized that fundamentals remained sound for most municipal issuers and the Federal Reserve Board (the “Fed”) attempted to promote market liquidity by reducing short-term interest rates. However, investors had reassessed their attitudes toward risk, and lower-rated, higher-yielding securities did not bounce back as strongly as higher-rated bonds. In addition, a robust new issuance calendar toward the end of the reporting period put further downward pressure on prices of some municipal bonds. As a result, municipal bond prices ended the reporting period slightly lower than where they began.

4

Income-Oriented Bonds Were Hard-Hit During the Downturn

Although the fund’s income returns were relatively robust, its total return suffered in this environment. The fund’s holdings of bonds backed by state settlements of litigation with U.S. tobacco companies were particularly hard-hit, as several states securitized their settlements and added to the supply of such bonds.The fund’s holdings of corporate-backed municipal bonds lagged market averages in the “flight to quality” during and after the credit crisis. Lastly, the fund also was punished for its focus on securities with maturities at the longer end of the spectrum, which was more severely affected by market volatility.

On a more positive note, despite supply-and-demand factors that typically affect municipal bonds toward year-end, reductions in short-term interest rates by the Fed later in the reporting period caused yield differences to widen along the market’s maturity spectrum, and the fund’s longer duration helped to enhance the effectiveness of the fund’s leveraging strategy.

Positioned for a Changing Economic Environment

The U.S. economy appears to have slowed as a result of declining housing markets, making further interest-rate reductions from the Fed more likely. Should the Fed cut rates further, we may find new opportunities for income and total return as yield differences widen along the market’s maturity range. In the meantime, we intend to maintain our focus on producing competitive levels of tax-exempt income.

December 17, 2007
[1]	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT)
for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October 31, 2008. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund 5

SELECTED INFORMATION November 30, 2007 (Unaudited)
Market Price per share November 30, 2007	$7.77
Shares Outstanding November 30, 2007	48,495,729
New York Stock Exchange Ticker Symbol	DSM

MARKET PRICE (NEW YORK STOCK EXCHANGE)

Fiscal Year Ended November 30, 2007

	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
February 28, 2007		May 31, 2007	August 31, 2007	November 30, 2007

High	$9.58	$9.61	$9.10	$8.86
Low	9.13	9.07	7.81	7.63
Close	9.40	9.12	8.54	7.77

PERCENTAGE GAIN (LOSS) based on change in Market Price*

November 22, 1989 (commencement of operations)
through November 30, 2007		162.39%
December 1, 1997 through November 30, 2007		40.45
December 1, 2002 through November 30, 2007		36.30
December 1, 2006 through November 30, 2007		(11.43)
March 1, 2007 through November 30, 2007		(13.70)
June 1, 2007 through November 30, 2007		(12.31)
September 1, 2007 through November 30, 2007		(7.64)

NET ASSET VALUE PER SHARE
November 22, 1989 (commencement of operations)	$9.32
November 30, 2006	9.21
February 28, 2007	9.15
May 31, 2007	9.00
August 31, 2007	8.61
November 30, 2007	8.60

PERCENTAGE GAIN based on change in Net Asset Value*
November 22, 1989 (commencement of operations)
through November 30, 2007		211.47%
December 1, 1997 through November 30, 2007		73.96
December 1, 2002 through November 30, 2007		38.80
December 1, 2006 through November 30, 2007		(1.17)
March 1, 2007 through November 30, 2007		(1.92)
June 1, 2007 through November 30, 2007		(1.69)
September 1, 2007 through November 30, 2007		1.34

* With dividends reinvested.

STATEMENT OF INVESTMENTS November 30, 2007
Long-Term Municipal	Coupon	Maturity	Principal
Investments—146.7%	Rate (%)	Date	Amount ($)	Value ($)

Alaska—3.9%
Alaska Housing Finance
Corporation, General Mortgage
Revenue (Insured; MBIA)	6.05	6/1/39	11,915,000	12,108,976
Alaska Housing Finance
Corporation, Single-Family
Residential Mortgage Revenue
(Veterans Mortgage Program)	6.25	6/1/35	4,180,000	4,309,914
Arizona—1.5%
Apache County Industrial
Development Authority, PCR
(Tucson Electric Power Company
Project)	5.85	3/1/28	2,220,000	2,220,000
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.50	7/1/26	4,000,000	3,924,520
Arkansas—.6%
Arkansas Development Finance
Authority, SFMR (Mortgage
Backed Securities Program)
(Collateralized: FNMA and GNMA)	6.25	1/1/32	2,500,000	2,556,675
California—9.0%
California,
GO (Various Purpose)	5.50	4/1/14	4,605,000 [a]	5,161,606
California,
GO (Various Purpose)	5.25	11/1/27	4,240,000	4,463,109
California Department of Veteran
Affairs, Home Purchase Revenue	5.20	12/1/28	2,950,000	2,951,357
California Educational Facilities
Authority, Revenue (University
of Southern California)	4.50	10/1/33	10,000,000	9,829,900
California Enterprise Development
Authority, Sewage Facilities
Revenue (Anheuser-Busch
Project)	5.30	9/1/47	1,000,000	991,060
California Health Facilities
Financing Authority, Revenue
(Cedars-Sinai Medical Center)	6.25	12/1/09	3,750,000 [a]	3,998,962

The Fund 7

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	5.25	11/15/46	7,800,000	7,956,702
Silicon Valley Tobacco
Securitization Authority,
Tobacco Settlement
Asset-Backed Bonds (Santa
Clara County Tobacco
Securitization Corporation)	0.00	6/1/36	15,290,000	2,208,488
Colorado—4.1%
Colorado Health Facilities
Authority, Revenue (American
Baptist Homes of the Midwest
Obligated Group)	5.90	8/1/37	2,500,000	2,401,825
Colorado Health Facilities
Authority, Revenue (American
Housing Foundation I, Inc.
Project)	8.50	12/1/31	1,970,000	2,046,988
Colorado Housing Finance Authority
(Single Family Program)
(Collateralized; FHA)	6.60	8/1/32	1,755,000	1,867,794
Denver City and County,
Special Facilities Airport
Revenue (United Air Lines
Project)	5.75	10/1/32	3,000,000	2,760,480
Northwest Parkway Public Highway
Authority, Revenue	7.13	6/15/11	7,000,000 [a]	7,852,040
Connecticut—3.7%
Connecticut Development Authority,
PCR (Connecticut Light and
Power Company Project)	5.95	9/1/28	9,000,000	9,221,760
Connecticut Resources Recovery
Authority, Special Obligation
Revenue (American REF-FUEL
Company of Southeastern
Connecticut Project)	6.45	11/15/22	4,985,000	4,986,844
Mohegan Tribe of Indians of
Connecticut Gaming Authority,
Priority Distribution Payment
Public Improvement Revenue	6.25	1/1/31	1,000,000	1,036,660

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

District of Columbia—2.6%
District of Columbia Tobacco
Settlement Financing
Corporation, Tobacco
Settlement Asset-Backed Bonds	0.00	6/15/46	104,040,000	7,296,325
Metropolitan Washington Airports
Authority, Special Facility
Revenue (Caterair
International Corporation)	10.13	9/1/11	3,500,000	3,503,920
Florida—5.6%
Escambia County,
EIR (International Paper
Company Project)	5.00	8/1/26	1,825,000	1,694,056
Florida Housing Finance
Corporation, Housing Revenue
(Seminole Ridge Apartments)
(Collateralized; GNMA)	6.00	4/1/41	6,415,000	6,571,847
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group)	5.25	11/15/36	5,000,000	5,056,850
Jacksonville Economic Development
Commission, Health Care
Facilities Revenue (Florida
Proton Therapy Institute
Project)	6.25	9/1/27	2,595,000	2,649,754
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/09	70,000 [a]	73,874
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/26	3,675,000	3,788,631
Orange County Health Facilities
Authority, Revenue (Adventist
Health System)	6.25	11/15/12	3,000,000 [a]	3,384,870
Georgia—2.5%
Atlanta,
Airport Revenue (Insured; FSA)	5.25	1/1/25	3,000,000	3,092,400
Augusta,
Airport Revenue	5.45	1/1/31	2,500,000	2,400,050

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Georgia (continued)
Georgia Housing and Finance
Authority, SFMR	5.60	12/1/32	2,180,000	2,321,024
Savannah Economic Development
Authority, EIR (International
Paper Company Project)	6.20	8/1/27	2,670,000	2,753,304
Idaho—.1%
Idaho Housing and Finance
Association, SFMR
(Collateralized; FNMA)	6.35	1/1/30	320,000	326,630
Illinois—7.8%
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.25	10/1/32	1,665,000	1,701,896
Chicago O’Hare International
Airport, General Airport Third
Lien Revenue (Insured; XLCA)	6.00	1/1/29	5,000,000	5,356,750
Chicago O’Hare International
Airport, Special Facility
Revenue (American Airlines,
Inc. Project)	5.50	12/1/30	4,000,000	3,528,080
Illinois Educational Facilities Authority,
Revenue (Northwestern University)	5.00	12/1/38	5,000,000	5,139,500
Illinois Health Facilities
Authority, Revenue (Advocate
Health Care Network)	6.13	11/15/10	5,000,000 [a]	5,398,600
Illinois Health Facilities Authority,
Revenue (OSF Healthcare System)	6.25	11/15/09	10,900,000 [a]	11,610,244
Indiana—1.6%
Franklin Township School Building
Corporation, First Mortgage Bonds	6.13	7/15/10	6,000,000 [a]	6,541,500
Louisiana—3.0%
Lakeshore Villages Master
Community Development
District, Special Assessment
Revenue	5.25	7/1/17	1,988,000	1,947,624
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	3,000,000 [b]	3,001,050

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Louisiana (continued)
West Feliciana Parish,
PCR (Entergy Gulf States
Project)	7.00	11/1/15	3,000,000	3,037,290
West Feliciana Parish,
PCR (Entergy Gulf States
Project)	6.60	9/1/28	4,700,000	4,704,136
Maryland—1.9%
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (University of
Maryland, Baltimore Project)	5.75	10/1/33	2,550,000	2,392,002
Maryland Industrial Development
Financing Authority, EDR
(Medical Waste Associates
Limited Partnership Facility)	8.75	11/15/10	3,710,000	3,133,429
Prince Georges County,
Special Obligation Revenue
(National Harbor Project)	5.20	7/1/34	2,500,000	2,354,200
Massachusetts—2.0%
Massachusetts Health and
Educational Facilities
Authority, Revenue (Civic
Investments Issue)	9.00	12/15/12	2,000,000 [a]	2,434,040
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.75	7/1/32	115,000	122,120
Massachusetts Housing Finance
Agency, SFHR	5.00	12/1/31	6,000,000	5,824,500
Michigan—4.6%
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	4,000,000	4,161,440
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	8,420,000	8,293,363
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/48	6,900,000	6,721,083

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota—1.9%
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/25	1,405,000	1,451,576
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/35	6,500,000	6,606,535
Mississippi—.8%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.90	5/1/22	3,160,000	3,189,736
Missouri—.7%
Missouri Health and Educational
Facilities Authority, Health
Facilities Revenue (BJC Health
System)	5.25	5/15/32	3,000,000	3,051,840
Nebraska—.2%
Nebraska Investment Finance
Authority, SFMR	7.67	3/1/26	950,000 [c,d]	968,686
Nevada—2.7%
Clark County,
IDR (Nevada Power Company
Project)	5.60	10/1/30	3,000,000	2,860,530
Washoe County,
GO Convention Center Revenue
(Reno-Sparks Convention and
Visitors Authority) (Insured; FSA)	6.40	1/1/10	8,000,000 [a]	8,504,880
New Hampshire—3.5%
New Hampshire Business Finance
Authority, PCR (Public Service
Company of New Hampshire
Project) (Insured; MBIA)	6.00	5/1/21	2,690,000	2,764,486
New Hampshire Business Finance
Authority, PCR (Public Service
Company of New Hampshire
Project) (Insured; MBIA)	6.00	5/1/21	6,000,000	6,166,140
New Hampshire Industrial
Development Authority, PCR
(Connecticut Light and Power
Company Project)	5.90	11/1/16	5,400,000	5,463,234

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey—5.0%
New Jersey Economic Development
Authority, Special Facility
Revenue (Continental Airlines,
Inc. Project)	6.25	9/15/19	4,620,000	4,504,962
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	7.00	6/1/13	10,095,000 [a]	11,908,769
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/29	5,000,000	4,392,200
New York—6.2%
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	8.00	8/1/28	3,000,000	3,365,580
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	7.75	8/1/31	10,000,000	11,032,000
New York State Dormitory
Authority, Revenue (Columbia
University)	5.00	7/1/31	6,030,000	6,358,936
New York State Dormitory
Authority, Revenue (Marymount
Manhattan College) (Insured;
Radian)	6.25	7/1/29	4,000,000	4,149,000
New York State Dormitory
Authority, Revenue (Suffolk
County Judicial Facility)	9.50	4/15/14	605,000	805,697
North Carolina—1.3%
North Carolina Eastern Municipal
Power Agency, Power System
Revenue	6.70	1/1/19	2,500,000	2,639,975
North Carolina Housing
Finance Agency, Home
Ownership Revenue	5.88	7/1/31	2,695,000	2,726,397

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Ohio—6.2%
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	6.50	6/1/47	9,000,000	9,271,080
Cuyahoga County,
Hospital Facilities Revenue
(UHHS/CSAHS-Cuyahoga, Inc. and
CSAHS/UHHS-Canton, Inc.
Project)	7.50	1/1/30	3,500,000	3,778,845
Cuyahoga County,
Hospital Improvement Revenue
(The Metrohealth Systems
Project)	6.15	2/15/09	10,000,000 [a]	10,432,200
Port of Greater Cincinnati
Development Authority, Tax
Increment Development Revenue
(Fairfax Village Red Bank
Infrastructure Project)	5.63	2/1/36	2,530,000	2,401,552
Oklahoma—3.5%
Oklahoma Development Finance
Authority, Revenue (Saint John
Health System)	6.00	2/15/09	6,750,000 [a]	7,032,352
Oklahoma Development Finance
Authority, Revenue (Saint John
Health System)	6.00	2/15/29	2,250,000	2,323,462
Oklahoma Industries Authority,
Health System Revenue
(Obligated Group) (Insured; MBIA)	5.75	8/15/09	2,105,000 [a]	2,210,313
Oklahoma Industries Authority,
Health System Revenue
(Obligated Group) (Insured; MBIA)	5.75	8/15/09	2,895,000 [a]	3,002,289
Pennsylvania—3.4%
Allegheny County Port Authority,
Special Transportation Revenue
(Insured; MBIA)	6.13	3/1/09	4,750,000 [a]	4,959,570
Pennsylvania Economic Development
Financing Authority, Exempt
Facilities Revenue (Reliant
Energy Seward, LLC Project)	6.75	12/1/36	2,000,000	2,127,960
Pennsylvania Economic Development
Financing Authority, SWDR (USG
Corporation Project)	6.00	6/1/31	7,000,000	7,027,300

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pennsylvania Housing Finance
Agency, Multi-Family
Development Revenue	8.25	12/15/19	241,000	241,540
Rhode Island—.8%
Rhode Island Health and
Educational Building
Corporation, Higher
Educational Facilities Revenue
(University of Rhode Island—
Auxiliary Enterprise Revenue
Issue) (Insured; MBIA)	5.88	9/15/09	3,000,000 [a]	3,163,860
South Carolina—10.5%
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner for
Tomorrow)	5.50	12/1/12	19,000,000 [a,d,e]	21,097,695
Greenville Hospital System,
Hospital Facilities Revenue
(Insured; AMBAC)	5.50	5/1/26	7,000,000	7,393,330
Medical University of South
Carolina, Hospital Facilities
Revenue	6.00	7/1/09	5,000,000 [a]	5,253,050
Richland County,
EIR (International Paper
Company Project)	6.10	4/1/23	6,500,000	6,730,620
Securing Assets for Education,
Installment Purchase Revenue
(Berkeley County School
District Project)	5.13	12/1/30	3,280,000	3,345,174
Tennessee—3.6%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	7.50	7/1/25	2,000,000	2,275,660
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	7.50	7/1/33	4,875,000	5,533,856

The Fund 15

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Tennessee (continued)
Memphis Center City Revenue
Finance Corporation, Sports
Facility Revenue (Memphis
Redbirds Baseball Foundation
Project)	6.50	9/1/28	6,000,000	5,657,160
Tennessee Housing Development
Agency (Homeownership Program)	6.00	1/1/28	1,445,000	1,458,699
Texas—24.6%
Alliance Airport Authority Inc.,
Special Facilities Revenue
(American Airlines, Inc. Project)	5.75	12/1/29	2,000,000	1,752,820
Brazos River Harbor Navigation
District, Revenue (The Dow
Chemical Company Project)	5.13	5/15/33	7,510,000	7,082,305
Cities of Dallas and Fort Worth,
Dallas/Fort Worth
International Airport,
Facility Improvement
Corporation Revenue (Learjet
Inc. Project)	6.15	1/1/16	3,000,000	2,958,390
Gregg County Health Facilities
Development Corporation, HR
(Good Shepherd Medical Center
Project) (Insured; Radian)	6.38	10/1/10	2,500,000 [a]	2,730,925
Gulf Coast Industrial Development
Authority, Environmental
Facilities Revenue (Microgy
Holdings Project)	7.00	12/1/36	5,000,000	4,914,750
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann Healthcare
System)	6.38	6/1/11	7,000,000 [a]	7,760,340
Harris County Hospital District,
Senior Lien Revenue (Insured;
MBIA)	5.25	2/15/42	5,000,000	5,137,400
Harris County-Houston Sports
Authority, Third Lien Revenue
(Insured; MBIA)	0.00	11/15/31	9,685,000	2,788,118
Katy Independent School District,
Unlimited Tax School Building
Bonds (Permanent School Fund
Guarantee Program)	6.13	2/15/09	10,000,000 [a]	10,336,800

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Lubbock Housing Financing
Corporation, SFMR
(Collateralized: FNMA and GNMA)	6.70	10/1/30	1,300,000	1,318,811
Sabine River Authority,
PCR (TXU Electric Company
Project)	6.45	6/1/21	4,900,000	4,773,188
Texas
(Veterans Housing Assistance
Program) (Collateralized; FHA)	6.10	6/1/31	8,510,000	8,745,046
Texas
(Veterans’ Land)	6.00	12/1/30	3,935,000	4,086,734
Texas Department of Housing and
Community Affairs, Home
Mortgage Revenue
(Collateralized: FHLMC, FNMA
and GNMA)	9.16	7/2/24	1,200,000 [c]	1,273,212
Texas Department of Housing and
Community Affairs, Residential
Mortgage Revenue
(Collateralized: FHLMC, FNMA
and GNMA)	5.35	7/1/33	5,205,000	5,245,287
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.25	8/15/42	6,775,000	7,035,160
Tomball Hospital Authority,
Revenue (Tomball Regional
Hospital)	6.00	7/1/25	4,650,000	4,745,325
Tyler Health Facilities
Development Corporation, HR
(East Texas Medical Center
Regional Healthcare System
Project)	6.75	11/1/25	5,850,000	5,852,516
Tyler Health Facilities
Development Corporation, HR
Refunding and Improvement
Bonds (East Texas Medical
Center Regional Healthcare
System Project)	5.25	11/1/32	7,500,000	7,242,000
Willacy County Local Government
Corporation, Project Revenue	6.00	3/1/09	3,000,000	3,060,690
Willacy County Local Government
Corporation, Project Revenue	6.88	9/1/28	4,000,000	4,168,000

The Fund 17

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Virginia—5.7%
Henrico County Industrial
Development Authority, Revenue
(Bon Secours Health System)
(Insured; FSA)	7.32	8/23/27	7,500,000 [c]	9,937,200
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	5.00	10/1/26	5,000,000	5,013,000
Virginia Housing Development
Authority, Rental Housing
Revenue	6.20	8/1/24	8,520,000	8,787,954
Washington—2.5%
Washington Higher Educational
Facilities Authority, Revenue
(Whitman College)	5.88	10/1/09	10,000,000 [a]	10,462,800
West Virginia—1.2%
The County Commission of Pleasants
County, PCR (Allegheny Energy
Supply Company, LLC Pleasants
Station Project)	5.25	10/15/37	5,000,000	5,003,500
Wisconsin—7.8%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/27	9,080,000 [d,e]	9,400,433
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	7.00	6/1/28	14,570,000	15,298,209
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	6.40	4/15/33	5,500,000	5,794,855
Wisconsin Health and Educational
Facilities Authority, Revenue
(Marshfield Clinic)	5.38	2/15/34	2,000,000	1,958,540
U.S. Related—.1%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	5,000,000	287,000
Total Long-Term
Municipal Investments
(cost $602,880,046)				611,752,076

Short-Term Municipal	Coupon	Maturity	Principal
Investment—.1%	Rate (%)	Date	Amount ($)	Value ($)

Michigan;
Royal Oak Hospital Finance
Authority, HR, Refunding
(William Beaumont Hospital
Obligated Group) (Insured;
AMBAC and Liquidity Facility;
Morgan Stanley Bank)
(cost $600,000)	3.66	12/1/07	600,000 [f]	600,000

Total Investments (cost $603,480,046)			146.8%	612,352,076
Liabilities, Less Cash and Receivables			(2.2%)	(9,174,865)
Preferred Stock, at redemption value			(44.6%)	(186,000,000)
Net Assets Applicable to Common Shareholders			100.0%	417,177,211

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Purchased on a delayed delivery basis.
[c] Inverse floater security—the interest rate is subject to change periodically.
[d] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, these securities amounted to $31,466,814 or 7.5% of net assets applicable to Common Shareholders.
[e] Collateral for floating rate borrowings.
[f] Securities payable on demand.Variable interest rate—subject to periodic change.
[g] At November 30, 2007, the fund had $104,869,538 or 25.1% of net assets applicable to common shareholders invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.

The Fund 19

STATEMENT OF INVESTMENTS (continued)
Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

20

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	28.6
AA		Aa		AA	15.8
A		A		A	11.7
BBB		Baa		BBB	25.6
BB		Ba		BB	2.0
B		B		B	6.2
CCC		Caa		CCC	.9
F1		MIG1/P1		SP1/A1	.1
Not Rated [h]		Not Rated [h]		Not Rated [h]	9.1
					100.0

†	Based on total investments.
[h]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	603,480,046	612,352,076
Cash		595,112
Interest receivable		10,573,183
Receivable for investment securities sold		4,162,400
Prepaid expenses		26,451
		627,709,222

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		322,784
Payable for floating rate notes issued—Note 4		14,040,000
Payable for investment securities purchased		7,734,827
Dividends payable to Common Shareholders		1,964,077
Interest and related expenses payable		292,318
Dividends payable to Preferred Shareholders		29,562
Commissions payable		6,097
Accrued expenses and other liabilities		142,346
		24,532,011

Auction Preferred Stock, Series A, B and C, par value
$.001 per share (7,440 shares issued and outstanding
at $25,000 per share liquidation value)—Note 1		186,000,000

Net Assets applicable to Common Shareholders ($)		417,177,211

Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(48,495,729 shares issued and outstanding)		48,496
Paid-in capital		438,512,524
Accumulated distributions in excess of investment income—net		(410,667)
Accumulated net realized gain (loss) on investments		(29,845,172)
Accumulated net unrealized appreciation
(depreciation) on investments		8,872,030

Net Assets applicable to Common Shareholders ($)		417,177,211

Common Shares Outstanding
(110 million shares of $.001 par value Common Stock authorized)		48,495,729

Net Asset Value per share of Common Stock ($)		8.60

See notes to financial statements.
22

STATEMENT OF OPERATIONS Year Ended November 30, 2007
Investment Income ($):
Interest Income	35,810,162
Expenses:
Investment advisory fee—Note 3(a)	3,087,698
Administration fee—Note 3(a)	1,543,849
Interest and related expenses	732,234
Commission fees—Note 1	491,292
Professional fees	78,458
Shareholders’ reports	71,287
Directors’ fees and expenses—Note 3(b)	43,810
Registration fees	25,022
Shareholder servicing costs	19,919
Custodian fees—Note 3(a)	11,128
Interest expense—Note 2	588
Miscellaneous	58,828
Total Expenses	6,164,113
Less—reduction in investment advisory fee due to undertaking—Note 3(a)	(617,540)
Less—reduction in custody fees due to earnings credits—Note 1(b)	(7,384)
Net Expenses	5,539,189
Investment Income—Net	30,270,973

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,666,082)
Net realized gain (loss) on options transactions	(35,531)
Net Realized Gain (Loss)	(1,701,613)
Net unrealized appreciation (depreciation) on investments	(26,819,891)
Net Realized and Unrealized Gain (Loss) on Investments	(28,521,504)
Dividends on Preferred Stocks	(6,818,806)
Net (Decrease) in Net Assets Resulting from Operations	(5,069,337)

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,

	2007	2006

Operations ($):
Investment income—net	30,270,973	31,008,822
Net realized gain (loss) on investments	(1,701,613)	3,900,272
Net unrealized appreciation
(depreciation) on investments	(26,819,891)	11,976,354
Dividends on Preferred Stocks	(6,818,806)	(6,123,205)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(5,069,337)	40,762,243

Dividends to Common Shareholders from ($):
Investment income—net	(24,269,212)	(24,902,021)

Capital Stock Transactions ($):
Dividends reinvested—Note 1(c)	1,916,979	272,463
Total Increase (Decrease) in Net Assets	(27,421,570)	16,132,685

Net Assets ($):
Beginning of Period	444,598,781	428,466,096
End of Period	417,177,211	444,598,781
Undistributed (distributions in
excess of) investment income—net	(410,667)	492,978

Capital Share Transactions (Common Shares):
Increase in Common Shares Outstanding
as a Result of Dividends Reinvested	210,887	30,139

See notes to financial statements.
24

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distri-butions.These figures have been derived from the fund’s financial statements, with respect to common stock and market price data for the fund’s common shares.

		Year Ended November 30,

	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	9.21	8.88	8.79	8.90	8.56
Investment Operations:
Investment income—net [a]	.62	.64	.63	.61	.64
Net realized and unrealized
gain (loss) on investments	(.59)	.34	.13	(.06)	.36
Dividends on Preferred Stock
from investment income—net	(.14)	(.13)	(.08)	(.05)	(.06)
Total from Investment Operations	(.11)	.85	.68	.50	.94
Distributions to Common Shareholders:
Dividends from investment income—net	(.50)	(.52)	(.59)	(.61)	(.60)
Net asset value, end of period	8.60	9.21	8.88	8.79	8.90
Market value, end of period	7.77	9.29	8.16	8.41	8.81

Total Return (%) [b]	(1.17)	9.94	3.78	2.48	19.89

Ratios/Supplemental Data (%):
Ratio of total expenses to average net
assets applicable to Common Stock [c]	1.43	1.38	1.26	1.26	1.28
Ratio of net expenses to average net
assets applicable to Common Stock [c]	1.28	1.24	1.12	1.25	1.28
Ratio of net investment income to average
net assets applicable to Common Stock [c]	7.01	7.16	6.98	6.96	7.35
Ratio of total expenses
to total average net assets	1.00	.97	.88	.88	.86
Ratio of net expenses
to total average net assets	.90	.87	.78	.86	.86
Ratio of net investment income
to total average net assets	4.90	5.01	4.88	4.84	5.10
Portfolio Turnover Rate	55.89	57.12	44.20	39.94	77.92
Asset coverage of Preferred Stock,
end of period	324	339	330	328	330

Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	417,177	444,599	428,466	423,556	428,301
Preferred Stock outstanding,
end of period ($ x 1,000)	186,000	186,000	186,000	186,000	186,000

[a]	Based on average common shares outstanding at each month end.
[b]	Calculated based on market value.
[c]	Does not reflect the effect of dividends to Preferred Stock shareholders.
See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent believed by the fund’s investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. On July 1, 2007, Mellon Financial Corporation (“Mellon Financial”) and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”).As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon. PFPC Global Fund Services (“PFPC”), a subsidiary of PNC Bank (“PNC”), serves as the fund’s transfer agent, dividend-paying agent, registrar and plan agent.The fund’s Common Stock trades on the New York Stock Exchange under the ticker symbol DSM.

The fund has outstanding 2,480 shares of Series A, Series B and Series C for a total of 7,440 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company Americas, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS vote as a separate class on certain other matters, as required by law.The fund has desig-

26

nated Robin A. Melvin and John E. Zuccotti to represent holders of APS on the fund’s Board of Directors.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.

28

On November 29, 2007, the Board of Directors declared a cash dividend of $.0405 per share from investment income-net, payable on December 31, 2007 to Common Shareholders of record as of the close of business on December 13, 2007.

(d) Dividends to Shareholders of APS: For APS, dividends are currently reset every 7 days for Series A, B and C.The dividend rates in effect at November 30, 2007 were as follows: Series A–4.35%, Series B–4.35% and Series C–4.35% .

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986 as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At November 30, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $1,893,767, accumulated capital losses $29,836,167 and unrealized appreciation $9,216,427. In addition, the fund had $353,402 of capital losses realized after October 31, 2007 which were deferred for tax purposes to the first day of the following fiscal year.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to November 30, 2007. If not applied, $2,280,744 of the carryover expires in fiscal 2008, $442,201 expires in fiscal 2009, $9,253,314 expires in fiscal 2010, $5,474,907 expires in fiscal 2011, $10,957,023 expires in fiscal 2012 and $1,427,978 expires in fiscal 2015.

The tax characters of distributions paid to shareholders during the fiscal periods ended November 30, 2007 and November 30, 2006, were as follows: tax exempt income $31,088,018 and $31,025,226, respectively.

During the period ended November 30, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $86,600, increased net realized gain (loss) on investments by $38,511 and increased paid-in capital by $48,089. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the line of credit during the period ended November 30, 2007 was approximately $10,100, with a related weighted average annualized interest rate of 5.81% .

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .50% of the value of the fund’s average

30

weekly net assets (including net assets representing auction preferred stock outstanding). The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with PFPC. The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding); out-of pocket transfer agency and custody expenses are paid separately by the fund.

Dreyfus has agreed through October 31, 2008, to waive receipt of a portion of the fund’s investment advisory fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding). The reduction in investment advisory fee, pursuant to the undertaking that was in effect during the period ended November 30, 2007, amounted to $617,540.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2007, the fund was charged $11,128 pursuant to the custody agreement.

During the period ended November 30, 2007, the fund was charged $4,740 for services performed by the Chief Compliance Officer.

The Components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $245,287, administration fees $123,805 and chief compliance officer fees $3,214, which are offset against an expense reimbursement currently in effect in the amount of $49,522.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended November 30, 2007, amounted to $361,940,563 and $350,677,023, respectively.

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remar-keting agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

At November 30, 2007, the cost of investments for federal income tax purposes was $589,095,649; accordingly, accumulated net unrealized appreciation on investments was $9,216,427, consisting of $24,631,101 gross unrealized appreciation and $15,414,674 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Strategic Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals Bond Fund, Inc. including the statement of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals Bond Fund, Inc. at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York January 18, 2008

The Fund 33

ADDITIONAL INFORMATION ( U n a u d i t e d )

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a holder of the Common Stock (“Common Shareholder”) who has fund shares registered in his name will have all dividends and distributions reinvested automatically by PFPC Global Fund Services, as Plan agent (the “Agent”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market.A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be by direct mail to PFPC Global Fund Services, Attention: Closed-End funds, Post Office Box 8030, Boston, Massachusetts 02266, or by telephone at 1-800-331-1710, and should include the shareholder’s name and address as they appear on the Agent’s records. Elections received by the Agent will be effective only if received prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

34

The fund pays the Agent’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution.The Plan also may be amended or terminated by the Agent on at least 90 days’written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.The fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock.

The Fund 35

ADDITIONAL INFORMATION ( U n a u d i t e d ) (continued)

Supplemental Information

For the period ended November 30, 2007, there were: (i) no material changes in the fund’s investment objectives or policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no changes in the person primarily responsible for the day-to-day management of the fund’s portfolio.

Certifications

The fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that, as of August 17, 2007, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards.The fund’s reports to the SEC on Form N-CSR contain certifications by the fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the 1940 Act, including certifications regarding the quality of the fund’s disclosures in such reports and certifications regarding the fund’s disclosure controls and procedures and internal control over financial reporting.

36

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2007 as “exempt-interest dividends” (not generally subject to regular federal income tax).As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s exempt-interest dividends paid for the 2007 calendar year on Form 1099-INT, both which will be mailed by January 31, 2008.

PROXY RESULTS ( U n a u d i t e d )

Holders of Common Stock and holders of Auction Preferred Stock (“APS”) voted together as a single class on a proposal presented at the annual shareholders’ meeting held on June 1, 2007 as follows:

		Shares

	For		Authority Withheld

To elect three Class II Directors: †
Gordon J. Davis	33,319,062		783,654
Ehud Houminer	33,312,939		789,777
Robin A. Melvin	6,418		8

† The terms of these Class II Directors expire in 2010.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a Meeting of the fund’s Board of Directors held on October 29, 2007 and October 30, 2007, the Board considered the re-approval for an annual period of the fund’s Investment Advisory Agreement, pursuant to which the Manager provides the fund with investment advisory services, and the fund’s separate Administration Agreement, pursuant to which the Manager provides the fund with administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature,Extent,and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex,and discussed the nature,extent,and quality of the services provided to the fund pursuant to the fund’s Investment Advisory Agreement and Administration Agreement. The Manager’s representatives noted the fund’s closed-end structure, the relationships the Manager has with various intermediaries, the different needs of each intermediary, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to fund shareholders.The Board noted the fund’s asset size and considered that a closed-end fund is not subject to the inflows and outflows of assets as an open-end fund would be that would increase or decrease its asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Investment Advisory Fee and Administration Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s total investment advisory fee and administration fee and expense ratio with a group of comparable “leveraged” funds (the

38

“Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance on a net asset value and market price basis, as well as comparisons of total return performance for various periods ended September 30, 2007 and yield performance for one-year periods ended September 30th for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.The Manager also provided a comparison of the fund’s total returns at net asset value to the fund’s Lipper category average returns for the past 10 calendar years.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended September 30, 2007. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s total contractual investment advisory fee and administration fee (based on net assets solely attributable to common stock after leverage) was higher than the Expense Group median and that the fund’s actual total contractual investment advisory fee and administrative fee was higher than the Expense Group and Expense Universe medians. The Board also noted that the fund’s total expense ratio (based on net assets solely attributable to common stock after leverage) was higher than the Expense Group and Expense Universe medians. The Board noted the undertaking in effect by the Manager over the past year to waive receipt of .10% of the fund’s investment advisory fee and the Manager’s commitment to continue such undertaking through October 31, 2008.

With respect to the fund’s performance on a net asset value basis, the Board noted that the fund’s total returns were lower than the

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Performance Group median for the 1-year time period, and at, or higher than, the Performance Group median each reported longer-term time period up to 10 years. The Board further noted that the fund’s total returns were higher than the Performance Universe median for four of the six reported time period up to 10 years (lower in the other two periods). On a yield performance basis, the Board noted that in the Performance Group and Performance Universe the fund’s 1-year yields for the past 10 annual periods ranked in the first or second quintile (the first quintile being the highest performance ranking group) for each reported annual period. The Board expressed some concern over the fund’s 1-year total return, and received a presentation from the fund’s primary portfolio manager regarding the main factors that contributed to the fund’s performance over the past year.The Board noted the manager’s investment decision-making process and strategy over the past year, as well as the manager’s long-term track record in managing municipal bond funds generally.The Board also noted the fund’s consistently strong yield performance results.

With respect to the fund’s performance on a market price basis, the Board noted that the fund achieved total return results variously at, higher than, and lower than, the Performance Group and Performance Universe medians for each reported time period up to 10 years. On a yield performance basis, the Board noted that the fund’s 1-year yields for the past 10 annual periods were higher than the Performance Group and Performance Universe medians for 8 out of the 10 reported annual periods.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by investment companies managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”). It was noted that each Similar Fund also was a closed-end fund, for which similar services to be provided by the Manager are required.The Board members analyzed differences in fees paid to the Manager and discussed the relationship of the management fees in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the

40

fund’s management fee.The Manager’s representatives noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager for the fund and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of a fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the extent to which economies of scale would be realized if the fund grows, and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Investment Advisory and Administration Agreements bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and the fund’s overall performance and

The Fund 41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

generally superior service levels provided. The Board also noted the Manager’s waiver of receipt of a portion of the investment advisory fee over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Investment Advisory Agreement and Administration Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  As to the fund’s performance, the Board noted the fund’s yield and longer-term total return track records, and the manager’s overall experience and expertise in managing municipal bond funds.
  The Board concluded that the total investment advisory fee and administration fee paid to the Manager by the fund was reasonable in light of the services provided, comparative performance and expense and management fee information, including the Manager’s undertak- ing to waive receipt of 0.10% of the fund’s investment advisory fee through October 31, 2008, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Investment Advisory Agreement and Administration Agreement was in the best interests of the fund and its shareholders.

42

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (64)

Chairman of the Board (1995) Current term expires in 2009

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 164 ———————

David W. Burke (71)

Board Member (1994) Current term expires in 2008

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee.

Other Board Memberships and Affiliations:

• John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 86 ———————

William Hodding Carter III (72)

Board Member (1988) Current term expires in 2009

Principal Occupation During Past 5 Years:

  Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (January 1, 2006-present)
  President and Chief Executive Officer of the John S. and James L. Knight Foundation (February 1, 1998-February 1, 2006)

Other Board Memberships and Affiliations:

  The Century Foundation, Emeritus Director
  The Enterprise Corporation of the Delta, Director

No. of Portfolios for which Board Member Serves: 27 ———————

Gordon J. Davis (66)

Board Member (2006) Current term expires in 2010

Principal Occupation During Past 5 Years:

  Partner in the law firm of Dewey and LeBoeuf, LLP
  President, Lincoln Center for the Performing Arts, Inc. (2001)

Other Board Memberships and Affiliations:

  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies, Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups

No. of Portfolios for which Board Member Serves: 37

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (65)

Board Member (2006) Current term expires in 2009

Principal Occupation During Past 5 Years:
  Principal, Joni Evans Ltd.
  Senior Vice President of the William Morris Agency (2005)

No. of Portfolios for which Board Member Serves: 27 ———————

Ehud Houminer (67)

Board Member (1994) Current term expires in 2010

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

No. of Portfolios for which Board Member Serves: 67 ———————

Richard C. Leone (67)

Board Member (1987) Current term expires in 2009

Principal Occupation During Past 5 Years:
  President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Board Memberships and Affiliations:
  The American Prospect, Director
  Center for American Progress, Director

No. of Portfolios for which Board Member Serves: 27 ———————

Hans C. Mautner (70)

Board Member (1987) Current term expires in 2008

Principal Occupation During Past 5 Years:
  President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
  Director and Vice Chairman of Simon Property Group (1998-2003)
  Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
  Capital and Regional PLC, a British co-investing real estate asset manager, Director
  Member - Board of Managers of: Mezzacappa Long/Short Fund LLC
  Mezzacappa Partners LLC
No. of Portfolios for which Board Member Serves: 27
44

Robin A. Melvin (44)

Board Member (1995) Current term expires in 2010

Principal Occupation During Past 5 Years:
  Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
No. of Portfolios for which Board Member Serves: 27

———————

Burton N.Wallack (57)

Board Member (2006) Current term expires in 2008

Principal Occupation During Past 5 Years:

• President and co-owner of Wallack Management Company, a real estate management company

No. of Portfolios for which Board Member Serves: 27

———————

John E. Zuccotti (70)

Board Member (1987) Current term expires in 2008

Principal Occupation During Past 5 Years:
  Chairman of Brookfield Financial Properties, Inc.
  Senior Counsel of Weil, Gotshal & Manges, LLP
  Chairman of the Real Estate Board of New York
Other Board Memberships and Affiliations:
  Emigrant Savings Bank, Director
  Wellpoint, Inc., Director
  Visiting Nurse Service of New York, Director
  Columbia University,Trustee
  Doris Duke Charitable Foundation,Trustee
No. of Portfolios for which Board Member Serves: 27

———————

The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.

The Fund 45

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since	JAMES BITETTO, Vice President and
December 2006.	Assistant Secretary since August 2005.
Chief Operating Officer,Vice Chairman and a	Associate General Counsel and Secretary of
Director of the Manager, and an officer of 81	the Manager, and an officer of 82 investment
investment companies (comprised of 163	companies (comprised of 180 portfolios)
portfolios) managed by the Manager. He is 59	managed by the Manager. He is 41 years old
years old and has been an employee of the	and has been an employee of the Manager
Manager since April 1998.	since December 1996.

PHILLIP N. MAISANO, Executive Vice	JONI LACKS CHARATAN, Vice President
President since July 2007.	and Assistant Secretary since
Chief Investment Officer,Vice Chair and a	August 2005.
director of the Manager, and an officer of 81	Associate General Counsel of the Manager,
investment companies (comprised of 163	and an officer of 82 investment companies
portfolios) managed by the Manager. Mr.	(comprised of 180 portfolios) managed by the
Maisano also is an officer and/or Board	Manager. She is 52 years old and has been an
member of certain other investment	employee of the Manager since October 1988.

management subsidiaries of The Bank of New	JOSEPH M. CHIOFFI, Vice President and
York Mellon Corporation, each of which is an	Assistant Secretary since August 2005.
affiliate of the Manager. He is 60 years old and
has been an employee of the Manager since	Associate General Counsel of the Manager,
November 2006. Prior to joining the Manager,	and an officer of 82 investment companies
Mr. Maisano served as Chairman and Chief	(comprised of 180 portfolios) managed by the
Executive Officer of EACM Advisors, an	Manager. He is 46 years old and has been an
affiliate of the Manager, since August 2004, and	employee of the Manager since June 2000.
served as Chief Executive Officer of Evaluation	JANETTE E. FARRAGHER, Vice President
Associates, a leading institutional investment	and Assistant Secretary since
consulting firm, from 1988 until 2004.	August 2005.
A. PAUL DISDIER, Executive Vice	Associate General Counsel of the Manager,
President since March 2000.	and an officer of 82 investment companies
Executive Vice President of the Fund, Director	(comprised of 180 portfolios) managed by the
of the Manager Municipal Securities, and an	Manager. She is 44 years old and has been an
officer of 2 other investment companies	employee of the Manager since February 1984.
(comprised of 2 portfolios) managed by the	JOHN B. HAMMALIAN, Vice President and
Manager. He is 52 years old and has been an	Assistant Secretary since August 2005.
employee of the Manager since February 1988.
Associate General Counsel of the Manager,
MICHAEL A. ROSENBERG, Vice President	and an officer of 82 investment companies
and Secretary since August 2005.	(comprised of 180 portfolios) managed by the
Associate General Counsel of the Manager,	Manager. He is 44 years old and has been an
and an officer of 82 investment companies	employee of the Manager since February 1991.
(comprised of 180 portfolios) managed by the
Manager. He is 47 years old and has been an
employee of the Manager since October 1991.

46

ROBERT R. MULLERY, Vice President and	ROBERT SVAGNA, Assistant Treasurer
Assistant Secretary since August 2005.	since August 2005.
Associate General Counsel of the Manager,	Senior Accounting Manager – Equity Funds of
and an officer of 82 investment companies	the Manager, and an officer of 82 investment
(comprised of 180 portfolios) managed by the	companies (comprised of 180 portfolios)
Manager. He is 55 years old and has been an	managed by the Manager. He is 40 years old
employee of the Manager since May 1986.	and has been an employee of the Manager

JEFF PRUSNOFSKY, Vice President and	since November 1990.
Assistant Secretary since August 2005.	GAVIN C. REILLY, Assistant Treasurer
Associate General Counsel of the Manager,	since December 2005.
and an officer of 82 investment companies	Tax Manager of the Investment Accounting
(comprised of 180 portfolios) managed by the	and Support Department of the Manager, and
Manager. He is 42 years old and has been an	an officer of 82 investment companies
employee of the Manager since October 1990.	(comprised of 180 portfolios) managed by the

JAMES WINDELS, Treasurer since	Manager. He is 39 years old and has been an
November 2001.	employee of the Manager since April 1991.
Director – Mutual Fund Accounting of the	JOSEPH W. CONNOLLY, Chief Compliance
Manager, and an officer of 82 investment	Officer since October 2004.
companies (comprised of 180 portfolios)	Chief Compliance Officer of the Manager and
managed by the Manager. He is 49 years old	The Dreyfus Family of Funds (82 investment
and has been an employee of the Manager	companies, comprised of 180 portfolios). From
since April 1985.	November 2001 through March 2004, Mr.

ROBERT ROBOL, Assistant Treasurer	Connolly was first Vice-President, Mutual
since August 2005.	Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
Senior Accounting Manager – Money Market	responsible for managing Mellon’s Custody,
and Municipal Bond Funds of the Manager,	Fund Accounting and Fund Administration
and an officer of 82 investment companies	services to third-party mutual fund clients. He
(comprised of 180 portfolios) managed by the	is 50 years old and has served in various
Manager. He is 43 years old and has been an	capacities with the Manager since 1980,
employee of the Manager since October 1988.	including manager of the firm’s Fund
ROBERT SALVIOLO, Assistant Treasurer	Accounting Department from 1997 through
since May 2007.	October 2001.
Senior Accounting Manager - Equity Funds of
the Manager, and an officer of 82 investment
companies (comprised of 180 portfolios)
managed by the Manager. He is 40 years old
and has been an employee of the Manager
since June 1989.

The Fund 47

NOTES

48

The Net Asset Value appears in the following publications:Barron’s,Closed-End Bond Funds section under the heading “Municipal Bond Funds”every Monday;Wall Street Journal,Mutual Funds section under the heading “Closed-End Funds”every Monday; NewYork Times,Business section under the heading “Closed-End Bond Funds—Municipal Bond Funds”every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 49

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,008 in 2006 and $36,008 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2006 and $42,410 in 2007. These services consisted of [(i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (ii) agreed upon procedures in evaluating compliance by the fund with provisions of the Fund’s articles supplementary, creating the series of action rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,060 in 2006 and $2,541 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns;

(ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2006 and $0 in 2007.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $375,571 in 2006 and $1,890,737 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

It Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, consisting of the following members: Richard C. Leone, Joseph S. DiMartino, David W. Burke, Hodding Carter III, Gordon J. Davis, Joni Evans, Arnold S. Hiatt, Ehud Houminer, Hans C. Mautner, Robin A. Melvin, Burton N. Wallack, and John E. Zuccotti.

Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of January 28, 2008, the date of the filing of this report:

James S. Welch has been the primary portfolio manager of the Registrant since November 2001 and has been employed by The Dreyfus Corporation (“Dreyfus”) since October 2001.

(a) (2) The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

Portfolio Managers. The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are James S. Welch, Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph A. Irace, Colleen A. Meehan, W. Michael Petty, Bill Vasiliou, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

Portfolio Manager Compensation. Portfolio manager compensation is comprised primarily of a market-based salary and an incentive compensation plan. The Fund’s portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund. The incentive compensation plan is comprised of three components: Fund performance (approximately 60%), individual qualitative performance (approximately 20%) and Dreyfus financial performance as measured by Dreyfus’ pre-tax net income (approximately 20%). Up to 10% of the incentive plan compensation may be paid in Mellon restricted stock.

Portfolio performance is measured by a combination of yield (35%) and total return (65%) relative to the appropriate Lipper peer group. 1-year performance in each category is weighted at 40% and 3-year performance at 60%. The portfolio manager’s performance is measured on either a straight average (each account weighted equally) or a combination of straight average and asset-weighted average. Generally, if the asset-weighted average is higher, then that is used to measure performance. If the straight average is higher, then typically an average of the two is used to measure performance.

Individual qualitative performance is based on Dreyfus’ Chief Investment Officer’s evaluation of the portfolio manager’s performance based on any combination of the following: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; fund growth/gain in market; and support to colleagues. The Chief Investment Officer may consider additional factors at his discretion.

Portfolio managers are also eligible for Dreyfus’ Long Term Incentive Plan. Under that plan, cash and/or Mellon restricted stock is awarded at the discretion of the Chief Investment Officer based on individual performance and contributions to the Investment Management Department and the Mellon organization.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the Fund’s primary portfolio manager and assets under management in those accounts as of the end of the Fund’s fiscal year:

	Registered
	Investment
Portfolio	Company	Assets	Pooled	Assets	Other	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed

James S. Welch	5	$3.9 billion	0	0	0	0

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund’s fiscal year:

Dollar Range of Registrant
Portfolio Manager	Registrant Name	Shares Beneficially Owned

James S. Welch	Dreyfus Strategic Municipal	None
Bond Fund, Inc.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

     Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Strategic Municipal Bond Fund, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	January 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	January 24, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	January 24, 2008

EXHIBIT INDEX

(a)(1) Code of Ethics referred to in Item 2.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)